Exhibit 10.3

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statements (Form S-8 File No.333-12456) of Elbit Vision Systems Ltd.and

(2)	Registration Statement (Form F-3 No. 333-114153) of Elbit Vision Systems Ltd;

of our report dated July 8, 2005, with respect to the financial statements of Yuravision Co., Ltd., included in this Annual Report (Form 20-F) of Elbit Vision Systems Ltd. for the year ended December 31, 2004.

/s/ Ernst & Young Hang Young,

Seoul, Korea
July 14, 2005